                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         LUTHER MEDICAL PRODUCTS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                         LUTHER MEDICAL PRODUCTS, INC.

                    Notice of Annual Meeting of Shareholders
                            Friday, January 24, 1997



     TO THE SHAREHOLDERS OF LUTHER MEDICAL PRODUCTS, INC.:

     NOTICE IS HEREBY GIVEN and you are cordially invited to attend the Annual Meeting of Shareholders of Luther Medical Products, Inc., a California corporation (the "Company"), which will be held at the Irvine Marriott, 18000 Von Karman, Irvine, California 92620, at 9:00 A.M., local time, on Friday, January 24, 1997. The Annual Meeting will be held for the following purposes, as more fully described in the attached Proxy Statement:

          (1) Election of Directors.  To elect a Board of six (6) Directors.
              ---------------------
     The persons nominated, Messrs. Rollo, Isaacs, Payne, Hamilton, Dahlman, and Hall are described in the attached Proxy Statement;

          (2) Adoption of 1997 Stock Plan.  To submit for Shareholder approval
              ---------------------------
     the adoption of the proposed 1997 Stock Plan; and

          (3) Other Business.  To consider and act upon any other business
              --------------
     matters as may properly come before the meeting or any postponements or adjournments thereof.

     In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on December 4, 1996, as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.


                                    BY ORDER OF THE BOARD OF DIRECTORS,




                                    -----------------------------------
                                    Petra Darling, Secretary

                                    December 17, 1996

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE, AND RE TURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

     Requests for additional copies of proxy materials should be addressed to Petra Darling, Corporate Secretary, at the offices of the Company, 14332 Chambers Road, Tustin, California 92780.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
Proxies..........................................................    1
Voting Securities................................................    1
Security Ownership of Certain Beneficial Owners and Management...    2
Election of Directors............................................    4
Adoption of 1997 Stock Plan......................................    6
Directors and Executive Officers.................................   11
Executive Compensation...........................................   12
Summary of Transactions In All Company Benefit Plans.............   16
Certain Transactions.............................................   17
Proxy Expenses...................................................   17
1996 Annual Report to Shareholders...............................   17
Shareholder Proposals............................................   17
Independent Public Accountants...................................   17
Other Business...................................................   18

                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 Chambers Road
                            Tustin, California 92780
                                 (714) 544-3002

                           __________________________

                                PROXY STATEMENT

                           __________________________


                         ANNUAL MEETING OF SHAREHOLDERS

                            Friday, January 24, 1997
                            ------------------------


                                    PROXIES

     The enclosed Proxy is solicited by and on behalf of the management and Board of Directors of LUTHER MEDICAL PRODUCTS, INC., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders and at any and all adjournments thereof (the "Annual Meeting") to be held at the Irvine Marriott, 18000 Von Karman, Irvine, California 92620, at 9:00 a.m., local time. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Secretary of the Company at its principal office address listed above, by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy. The solicitation is being made only by use of the mails and the cost thereof will be borne by the Company.

     A complete copy of the Company's 1996 Annual Report on Form 10-KSB to the Securities and Exchange Commission, including the financial statements and schedules thereto, may be obtained without charge by shareholders (including beneficial owners of the Company's common stock) by sending a written request to the Secretary of the Company, Luther Medical Products, Inc., 14332 Chambers Road, Tustin, California 92780.

     The Annual Report to Shareholders of the Company, which report includes financial statements of the Company for the fiscal years ended June 30, 1995, and 1996, were mailed with this Proxy Statement and the accompanying Proxy, commencing December 17, 1996, to each person who was a shareholder as of the record date.


                               VOTING SECURITIES

     December 4, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding 3,189,086 shares of common stock, no par value per share (the "Common Stock"), the only outstanding voting securities of the Company. Shareholders of record of Common Stock at the close of business on December 4, 1996, will be entitled to one vote for each share held upon all matters to be considered at the Annual Meeting, except that in the election of directors, all shareholders shall be entitled to cumulate votes for a candidate or candidates whose names have been placed in nomination, if one or more shareholders have given notice at the meeting, prior to the voting, of an intention to cumulate votes. If the shareholders are entitled to cumulate their votes, they may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled or may distribute his or her votes on the same principle among as many candidates as the shareholder sees fit. Discretionary authority by the Board of Directors to cumulate their votes is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the Board of Directors' proxies to cumulate their votes for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees of the Board of Directors as possible.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock at September 16, 1996, (except as otherwise indicated by footnote) by (i) each person (including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, ("Exchange Act")) known by management to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors, and (iii) all executive officers and directors of the Company as a group:

                                     Shares of Common Stock
                                     Beneficially Owned (2)
Name of Individual                        Amount (1)                  %
------------------                   ----------------------         ------
David Rollo                            153,175  (3)                  3.82
Mark S. Isaacs                         100,211  (4)                  2.50
Jack W. Payne                           61,500  (5)                  1.53
D. Ross Hamilton                        99,856  (6)                  2.49
William R. Dahlman                       6,000  (7)                  *
Barry W. Hall                            6,000  (8)                  *
Ronald B. Luther                       383,776  (9)                  9.56

All executive officers
and directors as a
group (8 persons)                      825,304  (10)                20.56

_______________________
*    Less than one percent.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock shown to be beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Assumes the exercise of options and warrants to purchase 608,644 shares held by executive officers and directors of the Company, which options and warrants are, or become, exercisable within the 60 days of the date of this Proxy Statement.

(3) Includes 3,175 shares beneficially owned by Mr. Rollo, plus warrants to purchase 150,000 shares at an exercise price of $2.94 per share, expiring at various dates from December 5, 1999, to December 5, 2001, of which 150,000 warrants are exercisable as of, or within 60 days of, the date of this Proxy Statement. Mr. Rollo's address is 14332 Chambers Road, Tustin, California 92780.

(4) Includes 19,711 shares beneficially owned by Mr. Isaacs, plus warrants to purchase 5,000 shares at an exercise price of $5.57 per share, expiring on January 28, 1997; warrants to purchase 5,000 shares at an exercise price of $3.50 per share, expiring on January 15, 1998; warrants to purchase 25,000 shares at an exercise price of $2.75 per share, expiring on July 23, 1998; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 13,500 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 12,000 shares at an exercise price of $2.56 per share, expiring at various times during the period of April 30 through September 30, 2000; war rants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001. Mr. Isaacs' address is 14332 Chambers Road, Tustin, California 92780.

(5) Includes warrants to purchase 2,500 shares at an exercise price of $6.20 per share, expiring on March 20, 1997; warrants to purchase 5,000 shares at an exercise price of $3.50 per share, expiring on January

     15, 1998; warrants to purchase 25,000 shares at an exercise price of $2.75 per share, expiring on July 23, 1998; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001. Mr. Payne's address is 4515 S. Meadow Drive, Boulder, Colorado 80301.

(6) Includes 5,000 shares beneficially owned by Mr. Hamilton and 30,856 shares owned by a partnership, of which Mr. Hamilton and an unaffiliated third party each owns 50%; warrants to purchase 35,000 shares at an exercise price of $2.75 per share, expiring on July 23, 1998; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001. Mr. Hamilton's address is 9440 Gregory Road, Easton, Maryland 21601.

(7) Includes warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001. Mr. Dahlman's address is 1150 S. Olive Street, Suite 2300, Los Angeles, California 90015.

(8) Includes warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001. Mr. Hall's address is c/o EarthLink Network, Inc., 3100 New York Drive, Pasadena, California 91107.

(9) Includes 150,082 shares beneficially owned by Mr. Luther, 5,622 shares owned by Mr. Luther's spouse, as to which shares Mr. Luther disclaims beneficial ownership, warrants to purchase 70,000 shares at an exercise price of $3.75 per share, expiring on March 24, 1997; warrants to purchase 15,000 shares at an exercise price of $3.50 per share, expiring April 23, 1998; warrants to purchase 7,143 shares at an exercise price of $3.50 per share, expiring on June 24, 1998; warrants to purchase 4,286 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; warrants to purchase 100,000 shares at an exercise price of $2.63 per share, expiring at various dates from December 8, 1998, to December 8, 2002, of which 80,000 warrants are exercisable as of, or within 60 days of, the date of this Proxy Statement; and warrants to purchase 100,000 shares at an exercise price of $3.63 per share, expiring September 18, 2000, of which 40,000 warrants are exercisable as of, or within 60 days of the date of this Proxy Statement. Also includes options, issued to Mr. Luther's spouse, to purchase 1,000 shares at an exercise price of $4.25 per share, expiring on November 13, 1997; options to purchase 8,500 shares at an exercise price of $3.07 per share, expiring on April 23, 1998; and options to purchase 2,143 shares at an exercise price of $3.25 per share, expiring on April 22, 1999, as to all of which options and the underlying shares Mr. Luther disclaims beneficial ownership. Mr. Luther's address is 14332 Chambers Road, Tustin, California 92780.

(10) Includes all shares, options, and warrants described in notes (3) through
     (6), inclusive, and (9), above; 2,214 shares beneficially owned by an executive officer who is not a director, plus options to purchase 1,429 shares at an exercise price of $3.71 per share, expiring on June 19, 1997; options to purchase 1,000 shares at an exercise price of $4.25 per share, expiring on November 13, 1997; options to purchase 6,000 shares at an exercise price of $3.07 per share, expiring on April 23, 1998; options to purchase 2,143 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; and options to purchase 2,000 shares at an exercise price of $2.82 per share, expiring on July 22, 1999.

                             ELECTION OF DIRECTORS

     The six (6) persons named below have been nominated by the nominating committee for election as directors to serve until the Annual Meeting to be held in 1997 and until their respective successors are elected and shall qualify. Each of the nominees has previously served as a director of the Company.

     Unless otherwise instructed, the enclosed Proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable or declines to serve.

     Name of Nominee             Age             Director Since
    -------------------          ---             --------------
     David Rollo                  55                  1993
     Mark S. Isaacs               31                  1991
     Jack W. Payne                66                  1992
     D. Ross Hamilton             58                  1993
     William R. Dahlman           54                  1995
     Barry W. Hall                48                  1995

     Each of the Company's directors has been elected to serve until the next meeting of shareholders. Except as described below, there are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. Pursuant to an understanding between the Company and a now-disbanded shareholder group, of which Mr. Luther was a member, (i) Mr. Dahlman was a nominee to be elected as a director at the Company's Annual Meeting of Shareholders, held in December of 1995, and (ii) in the organizational meeting of the Company's board of directors held in December of 1995, the number of directors of the Company was increased from five to six to facilitate the appointment of Mr. Hall, a designee of such group, as a director of the Company. Each of Messrs. Dahlman and Hall is to serve as a director of the Company until the immediately following annual meeting of the Company's shareholders and until their respective successors are elected and shall qualify. The Company's executive officers serve at the discretion of the Board of Directors.

     Mr. Rollo has served as President, Chief Executive Officer, and as a director of the Company since December of 1993, as its Chief Financial Officer since January of 1994, and as its Chairman of the Board since June of 1995.
From 1976 to 1993, Mr. Rollo was employed by Telectronics Inc. (or by certain of its affiliates), a Denver, Colorado, based heart pacemaker manufacturer, in various positions, including President and Chief Executive Officer.

     Mr. Isaacs has served as a director of the Company since September of 1991. From April of 1995 until December of 1995, he also served as a consultant to the Company. Since May of 1996, Mr. Isaacs has served as the Chairman of the Board of VenzCoal, Inc., a private Nevada corporation formed to be engaged in the production and marketing of coal in Guarico State Venezuela. From March of 1991 to October of 1994, Mr. Isaacs was engaged in the acquisition of silver mining properties under the name SilTex Resources. In August of 1992, SilTex Resources was incorporated in Nevada as "SilTex Resources, Inc." Mr. Isaacs served as its Chairman of the Board and Chief Executive Officer until October of 1994, as a director until December of 1994, and as a consultant through April of 1995.
From February of 1993 until October of 1994, Mr. Isaacs served as President, Chief Executive Officer, and Chairman of the Board of Belcor Inc. ("Belcor"), whose business consists of natural resource related activities.

     Mr. Payne has served as a director of the Company since March of 1992.
From January of 1993 to the present, he has served as the Executive Vice President and a director of Sequin Hospital Bed Corporation, a Denver, Colorado, durable medical equipment company of which he is a co-founder. From June of 1992 to the present, Mr. Payne has also served as President and Chief Executive Officer of FerroMagnetic Therapeutics Corp., a Denver, Colorado, biotechnology company. From December of 1993 to the present, he has served as a director of First Fidelity Acceptance Corp., a public Dallas, Texas, financial services company. Between 1990 and

1993, Mr. Payne served as the President of Executive Marketing International, Inc., a Denver, Colorado, human resource consulting company. From January of 1990 to June of 1992, he was the President and served as the Chief Operating Officer of Bio Barrier Corporation. Mr. Payne commenced his career in the medical products and devices field at Baxter Travenol Laboratories, Inc., in 1958, where, until 1977, he was employed in various sales and executive positions. Thereafter, he continued his career in that industry with executive positions at R.P. Scherer Corporation and Terumo Medical Products, Inc.

     Mr. Hamilton has served as a director of the Company since March of 1993. For not less than the previous five years, he has served as President of Hamilton Research, Inc., a Maryland-based financial consulting firm. Since December of 1989, Mr. Hamilton has served as a director of Incstar Corporation, 52% of which enterprise is owned by Fiat S.p.A.; between January of 1993 and June of 1996, as a director of Belcor; and since June of 1994, as a director of Alpharel, Inc., a computer software company. Between 1968 and 1981, he served as a Vice President of Dean Witter Reynolds and, for the six previous years, in various executive positions at Chemical Bank.

     Mr. Dahlman has served as a director of the Company since December of 1995. Commencing November of 1996 to the present, he has served as the president and chief executive officer of The Employers Group, a human resources association. From January of 1991 to October of 1996, Mr. Dahlman served as a principal of WRD & Associates, a Los Angeles, California, contract management and consulting group. From 1987 until forming WRD & Associates, he was the President and Chief Executive Officer of Suntory Water Group in Atlanta, Georgia.

     Mr. Hall has served as a director of the Company since December of 1995. From January of 1996 to the present, he has served as Vice President, Finance and Administration and Chief Financial Officer of EarthLink Network, Inc., a Pasadena, California, internet service provider. From April of 1994 to December of 1995, Mr. Hall was an independent management consultant. For the five years commencing March of 1989, he served as Chief Executive Officer and Chairman of the Board of California Amplifier, Inc., a publicly traded manufacturer of microwave amplifiers headquartered in Camarillo, California.

Committees; Meetings.

     The Company has a standing audit committee, the members of which are Messrs. Isaacs, Hamilton, and Hall; a standing compensation committee, the members of which are Messrs. Payne and Hamilton; and a standing nominating committee, the members of which are Rollo, Isaacs, and Dahlman.

     The Company's Board of Directors met a total of seven times during the fiscal year ended June 30, 1996.

                          ADOPTION OF 1997 STOCK PLAN

          The Board of Directors has unanimously adopted, subject to Shareholder approval, the following 1997 Stock Plan (the "Plan") replacement of all prior Company stock plans:

          1. The number of shares of the Common Stock that may be issued under the Plan shall not exceed 850,000 shares and may be authorized but unissued shares or treasury shares; and

          2.   There shall be three categories of optionee:
                    (i)    Employee;
                    (ii)   Outside Director; and
                    (iii)  Non-employee Consultant or Advisor.

     DESCRIPTION OF THE PLAN

          The purpose of the Plan is to advance the interests of the Company and its shareholders by offering to those employees, non-employee advisors, consultants, and directors of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings (the "Participant") the opportunity to acquire or increase their equity interests in the Company, thereby achieving a greater commonality of interest between shareholders, employees, and directors, enhancing the Company's ability to retain and attract both highly qualified employees, consultants, and directors, and providing an additional incentive to such individuals to achieve the Company's long-term business plans and objectives.

          The Plan is administered by the Board of Directors (the "Board") or by a committee of the Board authorized by the Board (the "Committee"), which may grant to selected Participants (i) incentive stock options to acquire shares of Common Stock, no par value per share, of the Company, as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options to acquire Common Stock; and
     (iii) Common Stock that is restricted and must be purchased by the Participant (the "Restricted Common Stock"), hereinafter referred to as "Award" or "Awards."

          Incentive and non-qualified stock options will hereinafter be referred to individually as an "Option" and collectively as "Options" in the Plan. Where the context requires, non-qualified stock options may hereinafter be referred to as "Warrants." A non-employee advisor, consultant, or director will not be eligible to be granted an incentive stock option pursuant to the Plan, but will be eligible to be granted any other form of Award available under the Plan.

          The Board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority to (i) interpret the Plan; (ii) determine who will receive Awards, as well as all aspects of an Award, including its form; (iii) adopt, amend, and rescind general and special rules and regulations for the Plan's administration; and (iv) make all other determinations necessary or advisable for the administration of the Plan.

          The Company has reserved an aggregate of 850,000 shares of Common Stock for issuance under the Plan. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to Participants Options to purchase Common Stock but in no event may any Participant be granted a single Option to purchase more than 100,000 shares of Common Stock.

          If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, if any shares of Common Stock to be issued pursuant to an Award are not issued for any reason, of if any shares of Restricted Common Stock granted under the Plan are forfeited to the Company, then the shares of Common Stock underlying the unexercised portion of such expired or terminated Option and by the unissued portion of such Award and the shares of forfeited Restricted

     Common Stock shall again become available for the purposes of the Plan. In addition, any shares of Common Stock that are used as full or partial payment by a Participant of the exercise price of an Option shall be available for Awards under the Plan as shall any shares of Common Stock that are withheld in payment of tax withholding obligations of a Participant (as provided in Section 9(E) of the Plan).

          The price per share at which each non-qualified option granted under the Plan may be exercised shall not, as to any particular Warrant, be less than eighty-five percent (85%) nor more than one hundred percent (100%) of the fair market value of one share of Common Stock at the time such Warrant is granted; provided, however, that the exercise price for any share of Common Stock underlying any Option that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code shall be not less than one hundred percent (100%) of the fair market value of one share of Common Stock at the time such Option is granted. In the case of a Participant who owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of its parent or its subsidiaries (as determined under Section 424(d) of the Code) at the time the incentive stock option is granted, such exercise price shall not be less than one hundred ten percent (110%) of the fair market value of one share of Common Stock at the time such Option is granted.

          An Option granted under the Plan and all rights thereto will terminate as determined by the Board. No incentive stock option will be exercisable more than ten (10) years after the date on which it was granted, and no Warrant will be exercisable more than ten (10) years and one (1) day after the date on which it was granted. In the case of a Participant who owns Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of the Company's capital stock, no incentive stock option will be exercisable more than five (5) years after the date on which it is granted.

          All Options granted hereunder shall be subject to a three-year vesting schedule: on the first anniversary date of the grant, 30% of the Options shall vest and, unless otherwise provided herein, be then exercisable; on the second anniversary date of the grant, an additional 30% of the Options shall vest and, unless otherwise provided herein, be then exercisable; and on the third anniversary date of the grant, an additional 40% of the Options shall vest and, unless otherwise provided herein, be then exercisable. In the event of changes in the outstanding Common Stock by reason of mergers, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidations, issuance, or exercise of warrants or rights and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto, all unvested Options shall become immediately vested and then exercisable. In the event of any offer to shareholders of the Company generally relating to the acquisition of their shares of Common Stock, all unvested Options shall be deemed to have accelerated and become immediately vested and then exercisable; provided, however, that upon the conclusion of such offer, if any such changes in the outstanding Common Stock referenced in the immediately preceding sentence shall not have occurred, the deemed vesting of all such accelerated Options shall revert to the vesting schedule set forth in the first sen sentence of this section. Notwithstanding the above, the Board or the Committee, as relevant, may modify or waive any such vesting schedule.

          If the Participant is terminated for any reason, except cause, death, or disability, the Option may be exercised no later than ninety (90) days after the date of termination. If the Participant is terminated for cause, the Option may be exercised no later than fifteen (15) days after the date of termination, and if because of death or disability, the Option may be exercised no later than twelve (12) months after the date of termination. In no event will the Option be exercisable later than the expiration date, and in every case the Option will only be exercisable to the extent that it would have been exercisable on the date of termination by the Participant or, in the case of death or disability, the Participant's legal representative.

          An Option can be exercised and payment made by any legal method approved by the Board, subject to the terms of the Plan. An Option may be exercised for any lesser number of whole shares than the full amount for which it could then be exercised. Such a partial exercise of an Option shall not affect the right to exercise the remaining shares of Common Stock underlying the Option.

          The Company may make loans to any Participant or its respective lawful successor as the Board, in its discretion, may determine in connection with the exercise of Options granted under the Plan. The Board shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made as are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares of Common Stock underlying the Option, or portion thereof, exercised by the Participant. No loan shall have an initial term exceeding one (1) year, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Common Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the Holder to the Company as security for payment of the unpaid balance of the loan.

          The Board may elect, in lieu of accepting payment of the exercise price of an Option and delivering any or all shares of Common Stock as to which an Option has been exercised, to pay the Participant an amount in cash or shares of Common Stock, or a combination of cash and shares of Common Stock, equal to the amount by which the fair market value on the date of exercise of the Option exceeds the exercise price that would otherwise be payable by the Participant for such shares of Common Stock. Subject to any then-current agreements with any third parties, the Board may also permit a Participant simultaneously to exercise an Option and sell the shares of Common Stock acquired upon exercise, pursuant to a brokerage arrangement, approved in advance by the Board, and use the proceeds from such a sale as payment of the exercise price of such Option.

          In the case of Options intended to be incentive stock options, the aggregate fair market value, determined as of the date of grant, of the shares of Common Stock underlying such Options that are exercisable for the first time by a Participant shall be limited to $100,000 per calendar year.

          The price at which Restricted Common Stock may be purchased by a Participant under the Plan shall be determined by the Board and shall not be less than one cent ($.01) per share. At the time of a Restricted Common Stock grant, the Board shall establish a period of time (the "Restricted Period") applicable to the Restricted Common Stock, which shall not be more than ten (10) years from the date of grant. Each grant of Restricted Common Stock may have a different Restricted Period. The Board may in its sole discretion, at the time the grant of Restricted Common Stock is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the satisfaction of other conditions with respect to all or any portion of the Restricted Common Stock. The Board may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the shares of Restricted Common Stock.

          The Board, in its sole discretion, may accept cash, previously issued shares of Common Stock, or a combination thereof as payment for the purchase price of the Restricted Common Stock. The Participant shall have the rights and privileges of a shareholder as to such shares of Restricted Common Stock, including the right to vote such shares, except that (i) the Participant shall not be entitled to delivery of such certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board; (ii) none of the shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Board; and (iii) all of the Restricted Common Stock shall be forfeited and all rights of the Participant to such Restricted Common Stock shall terminate without further obligation on the part of the Company (except for the obligation of the Company to purchase the Restricted Common Stock from the Participant at the Initial Price Per Share) in the event the Participant has not remained in the continuous employment of the Company or a subsidiary or in continuous service as a non-employee advisor, consultant, or a director until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board applicable to such Restricted Common Stock. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or at such earlier time as provided for in Section 9(D) of the Plan, the restrictions applicable to the shares of Restricted Common Stock shall lapse and a stock certificate for the number of shares of Restricted Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be.

          At the discretion of the Board, cash and stock dividends may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board. All rights to the shares of Restricted Common Stock shall be forfeited if the Participant terminates employment with the Company and its subsidiaries or ceases to serve on the Board for any reason except for death, permanent and total disability, or retirement prior to the expiration of the restrictions on such shares and such forfeited shares shall be purchased by the Company at the Initial Price Per Share within a reasonable time period established by the Board. If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Restricted Common Stock was granted dies, becomes permanently and totally disabled, or retires while in such employment and prior to the lapse of the restrictions on the Restricted Common Stock, all such restrictions shall lapse and cease to be effective as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability, or retirement.

          In the event that the outstanding shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, or issuance or exercise of warrants or rights, the Board shall make an appropriate and equitable adjustment in the number and kind of Common Stock subject to outstanding Awards, or portions thereof then unexercised, and the number and kind of Common Stock subject to the Plan to the end that after such event the Common Stock subject to the Plan and the Participant's right to a proportionate interest in the Company shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of any Award (except for any change in the total price resulting from rounding off quantities or prices of Common Stock) and with any necessary corresponding adjustment in exercise price. Any such adjustment made by the Board shall be final and binding upon all Participants, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner so as not to constitute a "modification" with in the meaning of Section 424(h)(3) of the code. The Board, in its sole discretion, may at any time make or provide for such adjustments to the Plan or any Award granted thereunder as it shall deem appropriate to prevent the reduction or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of mergers, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidations, issuance, or exercise of warrants or rights and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto. In the event of any offer to shareholders of the Company generally relating to the acquisition of their shares of Common Stock, the Board may make such adjustments as it deems equitable in respect of outstanding Awards. Any such determination of the Board shall be conclusive.

          The Board may at any time suspend, amend, or terminate the Plan, and, without limiting the foregoing, the Board shall have the express authority to amend the Plan from time to time, with or without approval by the shareholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under
     Section 16 of the Exchange Act, as any of such rules may be amended, supplemented, or superseded from time to time. Except for adjustments made in accordance with Section 9(A) of the Plan, the Board may not, without the consent of the grantee of the Award, alter or impair any Award previously granted under the Plan. No Award may be granted during any suspension of the Plan or after termination thereof.

          In addition to Board approval of an amendment, if the amendment would:
     (i) materially increase the benefits accruing to Participants; (ii) increase the number of shares of Common Stock deliverable under the Plan (other than in accordance with the provisions of Section 9(A) of the Plan); or (iii) materially modify the requirements as to eligibility for participation in the Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by Rule 16b-3 of the Exchange Act.

          Unless previously terminated by the Board, the Plan shall terminate at the close of business on January 23, 2007, and no Award shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company are:

      Name                             Age                    Position
      ----                             ---                    --------
David Rollo                             55         Chairman of the Board, President,
                                                    Chief Executive Officer,
                                                    Chief Financial Officer, Director

Ronald B. Luther                        64         Vice President, of Research and
                                                    Development

Petra Darling                           52         Secretary

Mark S. Isaacs                          31         Director

Jack W. Payne                           66         Director

D. Ross Hamilton                        58         Director

William R. Dahlman                      54         Director

Barry W. Hall                           48         Director

     Each of the Company's directors has been elected to serve until the next annual meeting of shareholders. Except as set forth under "Election of Directors," above, there are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. The Company's executive officers serve at the discretion of the Board of Directors.

     Set forth below are brief descriptions of the business experience of Mr. Luther and Ms. Darling, who are not nominees to serve as directors of the Company. For information concerning the business experience of Messrs. Rollo, Isaacs, Payne, Hamilton, Dahlman, and Hall, see "Election of Directors," above.

     Mr. Luther is the founder of the Company and, since September of 1995 has served as its Vice President, Director of Research and Development. From the Company's organization in 1980, until December of 1995, he served as a director; until June of 1995, as the Company's Chairman of the Board; until December of 1993, as its Chief Executive Officer; and, between 1980 and 1990 and during 1992 and 1993, as its President. From 1978 to 1980, Mr. Luther was the President and sole shareholder of Luther Medical Systems, Inc., a research and consulting company. From 1975 to 1978, he was the President of William Harvey Research Corporation, a manufacturer of blood oxygenators for open heart surgery.

     Ms. Darling has served as secretary of the Company since November of 1992. Since 1981, she has been employed by the Company in various administrative, non-policy making capacities, including the Company's assistant secretary (between 1988 and 1992) and its controller (from 1981 to the present), reporting to the Company's principal accounting officer.

                             EXECUTIVE COMPENSATION


                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term Compensation
                                                                             ----------------------------------------------
                                       Annual Compensation                         Awards            Payouts
                                 ------------------------------------------------------------------------------------------
                                                                  Other
     Name                                                        Annual      Restricted                         All Other
     and                                                         Compen-       Stock                 LTIP        Compen-
  Principal                                                      sation       Award(s)   Options/   Payouts      sation
  Position               Year    Salary ($)       Bonus ($)        ($)          ($)      SARs(#)      ($)          ($)
---------------------------------------------------------------------------------------------------------------------------
David Rollo              1996    $  150,000          ---           ---          ---      - 0 -        --           --
(President,              1995    $  141,437          ---           ---          ---      - 0 -        --           --
 CEO, and CFO)           1994    $   74,417/1/       ---           ---          ---      150,000      --           --


Ronald Luther            1996    $  115,300          ---           ---          ---      100,000      --           --
(Vice President,         1995    $  107,690          ---           ---          ---      - 0 -        --           --
 Director - R&D)         1994    $  100,000          ---           ---          ---      104,286      --           --

All executive
officers as a group
(3 persons)              1996    $  326,870          ---           ---          ---      100,000      --           --
(3 persons)              1995    $  308,383          ---           ---          ---        9,286      --           --
(3 persons)              1994    $  230,334          ---           ---          ---      258,429      --           --

____________________
1 Represents the period from the commencement of Mr. Rollo's employment in December of 1994 through the end of the Company's fiscal year at June 30, 1995.
____________________


                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                         Individual Grants
------------------------------------------------------------------------------------------------------------------------------------

                                                            Percent of Total
                                                              Options/SARs
                                             Options/          Granted to                           Market Price
                                               SARs           Employees in     Exercise or Base       on Date          Expiration
Name                                        Granted(#)        Fiscal Year         Price($/Sh)      of Grant($/Sh)         Date
------------------------------------------------------------------------------------------------------------------------------------

David Rollo                                   - 0 -                 N/A                N/A                N/A              N/A

Ronald Luther                                100,000                 36               3.63               3.13            9/18/2000


                                      LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                                                                       Value of
                                                                                                     Number of        Unexercised
                                                                                                    Unexercised       In-the-Money
                                                                                                  Options/SARs at    Options/SARs at

                                                                                                     FY-End (#)         FY-End ($)

                                         Shares Acquired                                           Exercisable/        Exercisable/
  Name                                   on Exercise(#)             Value Realized($)             Unexercisable       Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------

David Rollo                                 -0-                            ---                        100,000/           169,000/
                                                                                                       50,000             84,500

Ronald Luther                               -0-                            ---                        156,429/           192,537/
                                                                                                      140,000            200,000

     The Company employs Mr. Rollo as its Chief Executive Officer and President pursuant to a series of employment agreements, the most current of which is effective as of December of 1995. Mr. Rollo's annual base compensation thereunder currently is $150,000, subject to cost of living increases and periodic review and increase upon the recommendation of the Company's compensation committee. Mr. Rollo is also entitled to receive bonus payments in their discretion.

     Upon execution of the initial employment agreement in December of 1993, the Company granted to Mr. Rollo warrants to purchase 150,000 shares of the Company's common stock, of which 50,000 warrants vested in each of December of 1994, 1995, and 1996. The exercise price of the warrants (the average of the closing bid and asked prices as quoted on the NASDAQ System on December 6, 1993) is $2.94.

     Under certain circumstances, a termination of Mr. Rollo's employment agreement will cause the Company to pay to Mr. Rollo (i) his full base compensation through the date of termination at the rate in effect at the time of such termination and (ii) a lump sum equal to 100% of his annual base compensation at the highest rate in effect during the 12 months immediately preceding the date of termination.

     A "change in control of the Company" means a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided, however, that such "person" (as such term is used in Section 13(d) and 14(d) of the Exchange
Act), other than the Company or any "person" who on the date hereof is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 80% or more of the combined voting power of the Company's then outstanding securities.

     Effective in September of 1995, the Company and Mr. Luther entered into an agreement (the "September 1995 Agreement"), pursuant to which the Company employs Mr. Luther as its Vice President, Director of Research and Development. Mr. Luther's annual base compensation thereunder is $115,000, subject to periodic review. Mr. Luther may receive bonus payments in the discretion of the Company's compensation committee. The September 1995 Agreement supersedes an earlier employment agreement entered in November of 1993 (the "November 1993 Agreement").

     Upon execution of the November 1993 Agreement, the Company granted to Mr. Luther warrants to purchase 100,000 shares of the Company's common stock, of which warrants, 40,000 of which are currently vested and the remainder vest annually in November of 1996, 1997, and 1998, in three equal allotments of 20,000 each. The exercise price of the warrants, as determined by the Company's board of directors (with Mr. Luther abstaining), is $2.63.

     During each of the five years following the earlier of (i) termination of the agreement for any reason (other than if Mr. Luther has been convicted of committing a felony) or (ii) November 19, 1998, the

Company shall pay to Mr. Luther compensation ("Royalties") equivalent to two percent of the "net sales price" of all products manufactured by, or on behalf of, the Company for which the Company received a 510(k) notification from the United States Food and Drug Administration that bears a date on or after November 19, 1993. No Royalties shall accrue in favor of Mr. Luther during the period that the Company is responsible to pay to him base compensation. Royalties shall be paid in cash, quarterly, in arrears. Any successor to the Company may limit Royalties (i) to the amount paid by the Company prior to such event of succession, if, as of the date of such event, Mr. Luther had received Royalties in an aggregate amount of not less than $2,000,000 or (ii) to a maximum aggregate amount of $2,000,000, if, as of such event of succession, Mr. Luther had not received Royalties in such amount. In lieu of the second limitation, a successor to the Company may pay to Mr. Luther the then net present value of Royalties remaining to be paid, to a maximum aggregate payment of $2,000,000.

     "Net sales price" means all revenues from sales of relevant royalty products received by the Company in arms-length transactions for commercial purposes, whether a sale, lease, or other transaction, less sales, excise, and use taxes; export or import duties; freight; credits for claims; and allowances for returns from, and samples to, purchasers. If the Company grants licenses or otherwise transfers to unaffiliated third parties certain patent rights to sell relevant royalty products, sales or leases thereof by such third parties shall be deemed to be sales or leases by the Company, although the calculation of such "third-party generated" Royalties would be reduced from two percent to one percent of the royalty revenues received by the Company.

     During the period that Royalties are to be paid by the Company, Mr. Luther shall not, without the Company's prior written consent, engage in business activities that are the same or substantially similar to the businesses, products, services, or markets of the Company. The Company's termination of Mr. Luther's employment pursuant to the at will employment provisions of the September 1995 Agreement shall be deemed to be such written consent. Additionally, Mr. Luther may elect to compete by voluntarily terminating the Company's Royalties obligation.

     If Mr. Luther's employment agreement is terminated due to his death or disability, the Company will be required to pay to Mr. Luther, his designee, or his estate, as appropriate, (i) his full base compensation to the date of termination, (ii) a sum equivalent to one month's salary for each year commencing November 12, 1980, payable monthly for the relevant number of months, and (iii) the Royalties. If Mr. Luther's employment agreement is terminated pursuant to the at will employment provisions of the September 1995 Agreement, the Company will be required to pay to Mr. Luther (i) his full base compensation to the date of termination, (ii) a sum equivalent to 16 months' salary in 16 equal monthly installments, and (iii) the Royalties.

     Effective in December of 1995, Directors who are not officers of the Company receive a fee of $900 per meeting attended in person, or $500 per meeting attended by telephone, as compensation for their services, an increase from $600 and $400, respectively.

     The Company granted warrants to its directors to purchase the number of shares of the Company's Common Stock set forth in the chart below. Except as noted, each warrant was exercisable immediately, for a period of five years, and is currently outstanding. The chart does not reflect warrants that expired, unexercised prior to the Company's fiscal year ended June 30, 1996.

                                                                          Fair
Name of             Number of    Date of       Date of       Exercise    Market
Individual           Shares       Grant       Expiration      Price     Value/1/
-----------------   ---------   ---------   --------------   --------   --------

D. Rollo/2/           150,000   Dec. 1993   Dec. 1999-2001      $2.94      $2.94
M. Isaacs/3/            7,143   Sep. 1991   Sep. 1996            3.50       5.01
M. Isaacs               5,000   Jan. 1992   Jan. 1997            5.57       8.32
M. Isaacs               5,000   Jan. 1993   Jan. 1998            3.50       4.57
M. Isaacs              25,000   July 1993   July 1998            2.75       2.75
M. Isaacs               5,000   Jan. 1994   Jan. 1999            2.50       3.13
M. Isaacs              13,500   Jan. 1995   Jan. 2000            2.55       3.25
M. Isaacs/4/           13,500   Sep. 1995   Sep. 2000            2.56       3.13
M. Isaacs               9,000   Dec. 1995   Dec. 2000            3.85       4.81
M. Isaacs/5/           30,000   Dec. 1995   Dec. 2001-2005       4.81       4.81
J. Payne                2,500   Mar. 1992   Mar. 1997            6.20       9.26
J. Payne                5,000   Jan. 1993   Jan. 1998            3.50       4.57
J. Payne               25,000   July 1993   July 1998            2.75       2.75
J. Payne                5,000   Jan. 1994   Jan. 1999            2.50       3.13
J. Payne                9,000   Jan. 1995   Jan. 2000            2.55       3.25
J. Payne                9,000   Dec. 1995   Dec. 2000            3.85       4.81
J. Payne/5/            30,000   Dec. 1995   Dec. 2001-2005       4.81       4.81
R. Hamilton            35,000   July 1993   July 1998            2.75       2.75
R. Hamilton             5,000   Jan. 1994   Jan. 1999            2.50       3.13
R. Hamilton             9,000   Jan. 1995   Jan. 2000            2.55       3.25
R. Hamilton             9,000   Dec. 1995   Dec. 2000            3.85       4.81
R. Hamilton/5/         30,000   Dec. 1995   Dec. 2001-2005       4.81       4.81
W. Dahlman/5/          30,000   Dec. 1995   Dec. 2001-2005       4.81       4.81
B. Hall/5/             30,000   Dec. 1995   Dec. 2001-2005       4.81       4.81
R. Luther               7,143   June 1988   June 1998            3.50       6.58
R. Luther/6/           21,429   Jan. 1990   Jan. 1996            3.50       4.41
R. Luther/7/           14,286   Jan. 1991   Jan. 1996            3.50       2.66
R. Luther/8/           70,000   Nov. 1991   Mar. 1997            3.75       6.75
R. Luther              15,000   Apr. 1993   Apr. 1998            3.50       4.57
R. Luther/9/          100,000   Nov. 1993   Dec. 1998-2002       2.63       4.57
R. Luther               4,286   Apr. 1994   Apr. 1999            3.25       3.25
R. Luther/10/         100,000   Sep. 1995   Sep. 2000            3.63       3.13

_______________________

1 Fair market value represented the average of the bid and asked price for a share of the Company's common stock on the date of grant.

2 All of such warrants are currently exercisable as of, or within 60 days of, the date of this Proxy Statement.

3    All of such warrants were exercised in September of 1996.

4 All of such warrants are currently exercisable; 1,500 of which were exercised in April of 1996.

5 On December 8, 1995, the Company's board of directors established a five-year warrant program, pursuant to which each of the Company's outside directors was granted 30,000 warrants to purchase a like number of shares of the Company's common stock at fair market value as of the date of grant. Vesting, at the annual rate of 6,000 warrants per year, will commence one year following the date of grant and will end upon the grantee's cessation of services as a director of the Company. In the event of a sale of the Company while the person is a director, all of such warrants immediately vest and become exercisable.

6 The exercise period of such warrants commenced one year after date of grant (or in January of 1991). All of such warrants were exercised in January of 1996.

7    All of such warrants were exercised in January of 1996.

8 The exercise period of such warrants commenced on March 24, 1992, the effective date of an agreement between the Company and Pharmacia Deltec Inc.

9 80,000 of such warrants are currently exercisable; 20,000 of such warrants are exercisable in November of 1997.

10 40,000 of such warrants are currently exercisable; 20,000 of such warrants are exercisable in September of 1997, 1998, and 1999, respectively. Vesting of all of such unvested warrants shall be accelerated (a) in the event of Mr. Luther's death or disability or (b) to the date on which the Company is acquired or all or substantially all of the Company's assets are sold. Such warrants were granted in replacement of 100,000 warrants that were granted in June of 1985, which expired, fully vested and unexercised, in June of 1995.


              SUMMARY OF TRANSACTIONS IN ALL COMPANY BENEFIT PLANS

     The following table sets forth the options and warrants including options under all Company plans granted to the persons set forth in the table for the three years commencing July 1, 1993, and ending June 30, 1996.

                                               GRANTED                 EXERCISED
                                       ----------------------   -----------------------
                                                     Average
                                                    Per Share
                                        Number of   Exercise    Number of    Net Value
                                         Shares       Price      Shares     Realized/1/
                                        ---------   ---------   ---------   -----------
David Rollo..........................     150,000       $2.94       - 0 -         - 0 -
Mark S. Isaacs.......................      87,000       $3.52       - 0 -         - 0 -
Jack W. Payne........................      78,000       $3.63       - 0 -         - 0 -
D. Ross Hamilton.....................      88,000       $3.53       - 0 -         - 0 -
Ronald B. Luther.....................     204,286       $3.07      35,715       $ 9,072
Petra Darling........................      13,429       $3.14       4,571       $ 8,547
William R. Dahlman...................      30,000       $4.81       - 0 -         - 0 -
Barry W. Hall........................      30,000       $4.81       - 0 -         - 0 -
All current executive
 officers as a group (2).............     367,715       $3.02      40,286       $17,619
All directors who are not
 executive officers as a group (3)...     313,000       $3.80       - 0 -         - 0 -
All employees as a group (4).........     123,000       $2.99      80,605       $48,077

------------------------

1    Market value on the date of exercise, less exercise price.

2    3 persons were eligible in the group.

3    5 persons were eligible in the group.

4 31, 41, and 48 persons were eligible in the group for fiscal years ended June 30, 1994, 1995, and 1996, respectively.


                              CERTAIN TRANSACTIONS

     As of June 30, 1996, no officers or directors were indebted to the Company in any amount. During such fiscal year, Mr. Luther's maximum obligation to the Company was $183,000, which obligation was paid in full in September of 1995.


                                 PROXY EXPENSES

     The entire cost of preparing, assembling, printing, and mailing this Proxy Statement and the enclosed form of Proxy, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


                       1996 ANNUAL REPORT TO SHAREHOLDERS

     The 1996 Annual Report to Shareholders of the Company, which report includes financial statements for the fiscal years ended June 30, 1995, and 1996, is being sent to the shareholders concurrently with the mailing of this Proxy Statement. The Annual Report to Shareholders is not to be considered as part of the soliciting material.


                             SHAREHOLDER PROPOSALS

     It is presently anticipated that the 1997 Annual Meeting of Shareholders will be held in December of 1997. Shareholders desiring to exercise their rights under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 1997 Annual Meeting are advised that their proposals must be received by the Company no later than one hundred twenty (120) calendar days in advance of the date of the Company's proxy statement for its 1997 Annual Meeting in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Corbin & Wertz, Irvine, California, to act as the Company's independent public accountants for the fiscal year ending June 30, 1997. The Company expects that a representative of Corbin & Wertz will be present at the Annual Meeting and will have the opportunity to make a statement, if he so desires, and that such representative will be available to respond to appropriate questions.

     Corbin & Wertz has acted as the Company's independent public accountants since 1991, and has advised the Company that it has no direct or indirect interest in the Company during the time it has acted as independent auditor for the Company.


                                 OTHER BUSINESS

     The Board of directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.


                       BY ORDER OF THE BOARD OF DIRECTORS

          Tustin, California                         Petra Darling
          December 17, 1996                          Secretary

PROXY

  The undersigned hereby appoints David Rollo as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock, no par value per share, of Luther Medical Products, Inc., held of record by the undersigned on December 4, 1996 at the Annual Meeting of shareholders to be held on January 24, 1997 or at any postponement or adjournment thereof.

1.  ELECTION OF DIRECTORS
        [_] FOR all nominees listed below      [_] WITHHELD from all nominees

        FOR, except vote withheld from the following nominee(s)

        ----------------------------------------------------------------------

        William R. Dahlman           Jack W. Payne               David Rollo
        D. Ross Hamilton             Barry W. Hall               Mark S. Isaacs

2.  Approval of the Company's "1997 Stock Plan"

3. Upon such other matters as may properly come before the Meeting or at any postponement or adjournment thereof.

PROXY

This Proxy will be voted in accordance with the instructions set forth on the reverse side of this Proxy Card. This Proxy will be treated as a "Grant of Authority to vote for" (1) the election of the six Directors nominated; (2) Approval of the Company's "1997 Stock Plan" and (3) as said Proxy shall deem advisable on such other business as may come before the meeting, unless otherwise directed.

Please Mark, Sign, Date,             When shares are held by joint tenants, both
and Return the Proxy Card            should sign.  When signing as attorney, as
Promptly using the Enclosed          executor, administrator, trustee, or
Envelope.                            guardian, please give full title as such.
                                     If a corporation, please sign in full
Please sign exactly as name          corporate name by President or other
appears below.                       authorized officer.  If a partnership,
                                     please sign in partnership name by
                                     authorized person.


                                     ------------------------------------------
                                     Signature

                                     ------------------------------------------
                                     Signature if held jointly

                                                                          199
                                     -----------------------------------,    --
                                     Dated

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF LUTHER MEDICAL PRODUCTS,
INC.